Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.02

© 2023 Tonix Pharmaceuticals Holding Corp. INVESTOR PRESENTATION NASDAQ: TNXP Version P0490 September 27 , 2023 (Doc 1323 )

2 © 2023 Tonix Pharmaceuticals Holding Corp. Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; risks related to the failure to successfully market any of our products; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2023, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

3 © 2023 Tonix Pharmaceuticals Holding Corp. Investment Highlights RICH PIPELINE OF THERAPEUTICS CANDIDATES IN DEVELOPMENT Tonix’s core focus is on central nervous system disorders, but we also target unmet needs across multiple therapeutic areas including immunology, infectious disease and rare disease. STRATEGIC PARTNERSHIPS Partnering strategically with other biotech companies , world - class academic and non - profit research organizations to bring innovative therapeutics to market faster. IN - HOUSE CAPABILITIES I nternal capabilities in R&D and biologics process development and GMP manufacturing to accelerate development timelines. MARKETED PRODUCTS Tonix Medicines markets two FDA - approved products Zembrace ® SymTouch ® (sumatriptan injection) and Tosymra ® (sumatriptan nasal spray) for the treatment of acute migraine in adults with or without aura 1 Zembrace SymTouch [package insert] . Maple Grove, MN : Upsher - Smith Laboratories, LLC : February 2021 - For more information, talk to your provider and read the Patient Information and Instructions for Use . – Important Safety Information is provided in the appendix 2 Tosymra [package insert]. Maple Grove, MN: Upsher - Smith Laboratories, LLC: Feb 2021 . For more information, talk to your provider and read the Patient Information and Instructions for Use . – Important Safety Information is provided in the appendix Zembrace , SymTouch and Tosymra are registered trademarks of Tonix Medicines. Intravail is a registered trademark of Aegis Therapeutics, LLC, a wholly owned subsidiary of Neurelis , Inc.

4 © 2023 Tonix Pharmaceuticals Holding Corp. Pipeline: Key Clinical Development Programs Status/Next Milestone Indication Candidates* Phase 2 – Topline expected early November 1 Depression TNX - 601 ER Phase 2 – Topline expected early December Prevention of Chronic Migraine TNX - 1900 2 Mid - Phase 3 – Topline expected late December Phase 2 – Topline Reported Fibromyalgia (FM) Long COVID (PASC 4 ) TNX - 102 SL 3 Phase 2 ready Prader - Willi Syndrome - FDA Orphan Drug Designation TNX - 2900 5 Mid - Phase 2, Targeted 4Q 2023 Start Cocaine Intoxication - FDA Breakthrough Designation TNX - 1300 6 Phase 1 – currently ongoing Organ Transplant Rejection/ Autoimmune Conditions TNX - 1500 7 * All of Tonix’s product candidates are investigational new drugs or biologics and none has been approved for any indication. 1 Phase 1 trial for formulation development was completed outside of the U.S.; Other potential indications include PTSD and neu roc ognitive dysfunction from steroids 2 Acquired from Trigemina ; license agreement with Stanford University; Investigator - initiated Binge Eating Disorder (BED) and adolescent obesity studies initiated 3Q 2023. 3 TNX - 102 SL (cyclobenzaprine HCl sublingual tablets) also has active INDs for Agitation in Alzheimer’s Disease (AAD), Alcohol Use Disorder (AUD), and Posttraumatic Stress Disorder (PTSD). AAD and AUD are Phase 2 ready, and PTSD is Phase 3 ready.. 4 Post - Acute Sequelae of COVID - 19. 5 Co - exclusive license agreement with French National Institute of Health and Medical Research ( Inserm ) 6 TNX - 1300 (double - mutant cocaine esterase) is licensed from Columbia University 7 anti - CD40L humanized monoclonal antibody – Phase 1 trial in healthy volunteers is currently ongoing

5 © 2023 Tonix Pharmaceuticals Holding Corp. Upcoming Expected Topline Results Fourth Quarter 2023 TNX - 1900 for Chronic Migraine Topline Results Expected – early December Phase 2 Proof - of - Concept Study TNX - 601 ER for Depression Topline Results Expected – early November Phase 2 Proof - of - Concept Study Registration - Quality TNX - 102 SL for Fibromyalgia T opline Results Expected – late December Phase 3 Potential NDA Enabling Study Registration - Quality

© 2023 Tonix Pharmaceuticals Holding Corp. TONIX MEDICINES: MARKETED PRODUCTS

7 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Two Marketed Proprietary Migraine Drugs Autoinjector and Nasal Spray (Non - oral) Formulations of Sumatriptan • Each indicated for the treatment of acute migraine with or without aura in adults • Sumatriptan remains the acute migraine ‘gold standard’ treatment for many patients and continues to represent the largest segment of the market in terms of unit sales 3 • Each may provide migraine pain relief in as few as 10 minutes for some patients 1,2,4,5 • Patents to 2036 ( Zembrace ) and 2031 ( Tosymra ) 1 Zembrace SymTouch [package insert] . Maple Grove, MN : Upsher - Smith Laboratories, LLC : February 2021 - For more information, talk to your provider and read the Patient Information and Instructions for Use . – Important Safety Information is provided in the appendix 2 Tosymra [package insert]. Maple Grove, MN: Upsher - Smith Laboratories, LLC: Feb 2021 . For more information, talk to your provider and read the Patient Information and Instructions for Use. – Important Safety Information is provided in the appendix 3 Upsher - Smith Laboratories, LLC; Data On File, 2023 Zembrace® SymTouch ® (sumatriptan injection) 3 mg 1 Tosymra® (sumatriptan nasal spray) 10 mg 2 Consolidated Product Sales for the 12 months ended March 31 st 2023 • Factory sales: $30.4M 3 • Net sales: $16.4M 3 Retail Product Sales for the 12 months ended December 31 st 2022 • Retail sales: ~$23 M (Zembrace ~$19.6 M and Tosymra ~$3.5 M) 4 Acquired from Upsher - Smith Laboratories which has managed care contracts covering ~200 M lives • Contract includes a transition period during which Tonix expects to secure its own contracts 4 Mathew NT, et al. Dose ranging efficacy and safety of subcutaneous sumatriptan in the acute treatment of migraine. US Sumatri pta n Research Group. Arch Neurol. 1992;49(12):1271 - 1276. 5 Wendt J, et al. A randomized, double - blind, placebo - controlled trial of the efficacy and tolerability of a 4 - mg dose of subcutan eous sumatriptan for the treatment of acute migraine attacks in adults. Clinical Therapeutics. 2006;28(4):517 - 526. Zembrace , SymTouch and Tosymra are registered trademarks of Tonix Medicines. Intravail is a registered trademark of Aegis Therapeutics, LLC, a wholly owned subsidiary of Neurelis , Inc.

8 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Administration of Zembrace and Tosymra Bypass the GI Tract Bypassing the gastrointestinal (GI) tract is a potential advantage for treating acute migraine ‒ P otential to provide a treatment option for migraines complicated by severe nausea and vomiting Need for acute non - oral treatments ‒ GI absorption may be inconsistent in migraineurs due to gastric stasis (also called “gastroparesis”) 1 - 4 ‒ Nausea and vomiting are symptoms of migraine 5 Existing intranasal branded products ‒ Imitrex® nasal spray (sumatriptan) ‒ GSK has announced that this product will be discontinued in January 2024 ‒ Migranal ® (dihydroergotamine) nasal spray – developed by Novartis, sold by Bausch Health New intranasal products bring attention to this non - oral route ‒ Pfizer’s Zavzpret ® ( zavegepant ), FDA approved in March, 2023 1 is the first intranasal gepant ‒ Impel NeuroPharma’s Trudhesa ® (dihydroergotamine) FDA approved 2021 2 1 Pfizer Press Release March 10, 2023. – https://www.pfizer.com/news/press - release/press - release - detail/pfizers - zavzprettm - zavegepant - migraine - nasal - spray 2 Impel Press Release September 3, 2021 - https://impelpharma.com/2021/09/03/impel - neuropharma - announces - u - s - fda - approval - of - trudhesa - dihydroergotamine - mesylate - nasal - spr ay - for - the - acute - treatment - of - migraine/

© 2023 Tonix Pharmaceuticals Holding Corp. CNS: KEY DEVELOPMENT CANDIDATES

10 © 2023 Tonix Pharmaceuticals Holding Corp. Upcoming Expected Topline Results Fourth Quarter 2023 TNX - 1900 for Chronic Migraine Topline Results Expected – early December Phase 2 Proof - of - Concept Study TNX - 601 ER for Depression Topline Results Expected – early November Phase 2 Proof - of - Concept Study Registration - Quality TNX - 102 SL for Fibromyalgia Topline Results Expected – late December Phase 3 Potential NDA Enabling Study Registration - Quality

11 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 601 E R*: Depression Tianeptine Hemioxalate Extended - Release Tablets (39.4 mg) CNS PORTFOLIO • A novel, oral, extended - release once - daily tablet • Treatment effect of tianeptine sodium immediate release t.i.d. in depression is well - established • Tianeptine restores neuroplasticity in animal models • PPAR - β / δ and PPAR - γ agonist 1 Differentiators: Relative to tianeptine IR available ex - US: • Once - daily dosing Relative to traditional antidepressants: • Unique mechanism of action – beyond neurotransmitter modulation • Tianeptine sodium IR has similar efficacy but less weight gain or sexual side effects than traditional antidepressants • Tianeptine’s side effects are described in labeling in countries in which it is marketed 2 Market Entry: Major Depressive Disorder (MDD) Additional Indications: PTSD, Neurocognitive Dysfunction From Corticosteroids, Alzheimer’s Disease 3 Status: Phase 2 MDD study UPLIFT enrollment complete Next Steps: Topline results expected early November 2023 1 Sullivan G et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023. https://bit.ly/42o3jnV 2 Su mmary of product characteristics ( SmPC), European Medicines Agency, Stablon ®, https://www.servier.com.ve/sites/default/files/spc - pil/spc - stablon.pdf accessed 9 - 25 - 23. 3 García - Alberca et al., 2022. J Alzheimers Dis . 88(2):707 - 720 Abbreviations: IR, immediate release; t .i.d., three times a day *TNX - 601 ER has not been approved for any indication.

12 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 601 ER - Phase 2 UPLIFT* Study Design General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study in Major Depressive Disorder to evaluate monotherapy with TNX - 601 ER versus placebo • Parallel design with two arms – treatment with tianeptine hemioxalate 39.4 mg or placebo • U.S. sites only, completed enrollment of 132 patients Primary Endpoint: • Mean change from baseline in the Montgomery - Åsberg Depression Rating Scale (MADRS) total score at Week 6 analyzed via MMRM with MI • Threshold for achieving proof - of - concept is ES > 0.20 • Threshold for potential registrational study is p - value < 0.05 *ClinicalTrials.gov Identifier: NCT05686408 Abbreviations: Dx, diagnosis; ER, extended - release; F/U, follow - up; MDD, major depressive disorder; MDE, major depressive episo de; N, number ; ES, effect size; MMRM, mixed models for repeated measures; MI, multiple imputation

13 © 2023 Tonix Pharmaceuticals Holding Corp. The n eurotrophic growth factor BDNF plays a key role in the regulation of synaptic plasticity, and is diminished in populations suffering from anxiety and depression 1 • Psychedelics may promote neuroplasticity both by directly binding to BDNF receptor TrkB , and by increasing BDNF gene expression 1,2 • Tianeptine may promote neuroplasticity by upregulating BDNF gene expression through activation of PPAR - β/δ 3,4 Tianeptine Shares a Neuroplasticity - Promoting Mechanism With Psychedelics BDNF=brain - derived neurotrophic factor; CREB=cAMP response element binding protein; TrkB =tyrosine receptor kinase B 1 de Vos CMH, et al. Front Psychiatry . 2021;12:724606 2 Moliner R, et al. Nat Neurosci . 2023;26(6):1032 - 1041 3 Ji MJ, et al. Int J Neuropsychopharmacol . 2015;19(1):pyv083 4 Seo MK, et al. Psychopharmacology ( Berl ) . 2016;233(13):2617 - 2627 Tianeptine PPAR - β/δ RXR P BDNF BDNF gene expression CREB phosphorylation TrkB Psychedelics BDNF BDNF gene expression TrkB

14 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 601 ER – Racemic Tianeptine – Composed of Two Isomers Racemic tianeptine : • Approved in Europe and ex - US • 1:1 mixture of 2 mirrorr - image isomers 1,2 • Weak µ - o pioid receptor agonism 2 • Risk of abuse or diversion for euphoric effects 3 (S) - t ianeptine (R) - tianeptine 1 Stablon. Summary of product characteristics. Les Laboratoires Servier Industrie ; 2014. 2 PubChem. Accessed November 10, 2022. https://pubchem.ncbi.nlm.nih.gov/compound/Tianeptine 3 Drug Enforcement Administration. May 2019. Accessed November 11, 2022 . https://www.deadiversion.usdoj.gov/drug_chem_info/tianeptine.pdf 4 Sullivan GM et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023 . https://bit.ly/42o3jnV 5 Rat Novel Object Recognition Test 6 Mouse Porsolt Forced Swim Test (R) - Tianeptine (S) - Tianeptine TNX - 4300 Racemic - Tianeptine - + + Activates PPAR - β / δ - + + Neuroplasticity - + + Novel Object Recognition Test 5 + - + µ - Opioid Receptor + - + Forced Swim Test 6 + + + Activates PPAR - γ (S) - Tianeptine: PPAR - β / δ agonist, no opioid liability 4 • New mechanism of action for treating depression (R) - Tianeptine: opioid liability 4 • Weak µ - o pioid receptor agonism 4

15 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 4300*: Depression, Alzheimer’s & Parkinson’s diseases Estianeptine (Single (S) - isomer of Tianeptine) CNS PORTFOLIO • Single isomer, oral treatment • Proposed mechanism of action from lab studies indicates estianeptine is the active ingredient of TNX - 601 ER 1 • PPAR - β / δ and PPAR - γ agonist • Free of µ - opioid receptor activity • Estianeptine restores neuroplasticity in tissue culture Differentiators: Relative to racemic tianeptine IR or TNX - 601 ER: • Lack of opioid liability Relative to traditional antidepressants: • Unique mechanism of action – beyond neurotransmitter modulation • Racemic tianeptine sodium IR has similar efficacy but fewer side effects than traditional antidepressants Market Entry: Major Depressive Disorder (MDD) Additional Indications: PTSD, Neurocognitive Disorder From Corticosteroids, Alzheimer’s Disease 2 Status: Pre - clinical Next Steps: Potential fo r IND to be supported by pre - clinical and clinical data from TNX - 601 (racemic tianeptine) development 1 Sullivan GM et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023 . https://bit.ly/42o3jnV 2 García - Alberca et al., 2022. J Alzheimers Dis . 88(2):707 - 720 *TNX - 4300 is in the pre - IND stage of development and has not been approved for any indication

16 © 2023 Tonix Pharmaceuticals Holding Corp. While Monoaminergic Antidepressants Work at the Synapse, (S) - Tianeptine “Cuts in Line” to More Directly Affect Neuroplasticity 1 Depressed Decreased connectivity and neuroplasticity Tianeptine + + mRNA ( eg , BDNF 2 ) 1 Sullivan GM et al. Poster presentation at the American Society of Clinical Psychopharmacology, June 2023. https://bit.ly/42o3jnV 2 BDNF=brain - derived neurotrophic factor. Monoaminergic antidepressants 1. Neurotransmitter reuptake blockade 1. Direct action at nuclear PPAR - β/δ 2. Increased synaptic signaling 3. Signal transduction 4. Downstream antidepressant effect 2. Restoration of connectivity and neuroplasticity

17 © 2023 Tonix Pharmaceuticals Holding Corp. Upcoming Expected Topline Results Fourth Quarter 2023 TNX - 1900 for Chronic Migraine Topline Results Expected – early December Phase 2 Proof - of - Concept Study TNX - 601 ER for Depression Topline Results Expected – early November Phase 2 Proof - of - Concept Study Registration - Quality TNX - 102 SL for Fibromyalgia Topline Results Expected – late December Phase 3 Potential NDA Enabling Study Registration - Quality

18 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 1900*: Prevention of Headache in Chronic Migraine Intranasal Potentiated Oxytocin (OT) with Magnesium CNS PORTFOLIO • Intranasal OT has potential utility in treating migraine 1 • Magnesium is known to potentiate the binding of OT to its receptor 2,3 • One billion individuals worldwide suffer from migraines Differentiator: Novel non - CGRP antagonist approach to treatment Market Entry: Chronic Migraine Additional Indications: Acute Migraine, Craniofacial Pain, Insulin Resistance, Binge Eating Disorder Status: Phase 2 study PREVENTION enrollment complete 4 Next Steps: Topline results from PREVENTION expected early December 2023 Investigator initiated Phase 2 trials in adolescent obesity, social anxiety disorder, and binge eating disorder are enrolling 3Q 2023 1 Tzabazis et al., 2017. Headache . 57 Suppl 2:64 - 75 2 Antoni et al., 1989. Biochem J . 257(2):611 - 4 3 Meyerowitz et al., 2022. Nat Struct Mol Biol . (3):274 - 281 4 A Phase 2 trial under an investigator - initiated IND has been completed in the U.S. using TNX - 1900 *TNX - 1900 has not been approved for any indication. CGRP = calcitonin gene - related peptide. Oxytocin receptor Oxytocin

19 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO 1 Adapted from: Bharadwaj VN, et al. Pharmaceutics . 2022;14(5):1105. 2 Oxytocin receptors are upregulated in response to stress, including inflammation In vivo effect of Mg 2+ ion addition with intranasal oxytocin - induced craniofacial analgesia on the withdrawal response time to noxious heat stimulation of the cheek of pre - inflamed rat 2 Vehicle 0.5 1 4 8 32 0 5 10 15 20 Oxytocin only Oxytocin with 300 mM Mg 2+ * * * * Oxytocin dose (µg) Withdrawal latency (seconds) C Fiber Response 1 * P <0.05 Oxytocin Effects – Addressing the “Inverted U” Dose Response Addition of Mg 2+ Augments Oxytocin - Induced Analgesia in Animal Model • A nonlinear dose response decreases efficacy at higher doses • Addition of Mg 2+ rescues the efficacy of oxytocin at high doses

20 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 1900: Phase 2 PREVENTION Study Design General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study (three arms – two oxytocin treatment regimens and one placebo) in chronic migraine • U.S. sites only • Fully enrolled with 88 patients • Topline results expected 4Q’23 Primary Endpoint: • M ean change in the number of migraine headache days between the 28 - day Run - In phase and the last 28 - days of the Treatment phase (TNX - 1900 vs. placebo) , analyzed via MMRM • Threshold for achieving proof - of - concept is ES > 0.2 ClinicalTrials.gov Identifier: NCT05679908 A Study to Evaluate the Efficacy and Safety of TNX - 1900 in Patients With Chronic Migraine (PREVENTION) N = 50 N = 50 N = 50 ES, effect size; MMRM, mixed models for repeated measures

21 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Potential Applications of TNX - 1900 and TNX - 2900 Phase 2 Study in Prevention of Headache in Chronic Migraine • Topline results expected 4Q 2023 Phase 2 Biomarker Study PWS* *Prader - Willi Syndrome Pain Conditions Migraine Phase 2 Study initiated • Investigator - Initiated IND Phase 2 Study initiated • Investigator - Initiated IND Craniofacial Pain Adolescent Obesity Binge Eating Dis. Eating Behavior and Weight Disorders Autism Social Functioning Disorders Orphan Drug Designation Awarded • Phase 2 expected to initiate in 2024 Phase 2 Study initiated • Investigator - Initiated IND Social Anxiety Disorder

22 © 2023 Tonix Pharmaceuticals Holding Corp. Upcoming Expected Topline Results Fourth Quarter 2023 TNX - 1900 for Chronic Migraine Topline Results Expected – early December Phase 2 Proof - of - Concept Study TNX - 601 ER for Depression Topline Results Expected – early November Phase 2 Proof - of - Concept Study Registration - Quality TNX - 102 SL for Fibromyalgia T opline Results Expected – late December Phase 3 Potential NDA Enabling Study Registration - Quality

© 2023 Tonix Pharmaceuticals Holding Corp. TNX - 102 SL* Cyclobenzaprine ( Protectic ® ) Pipeline in a Product Fibromyalgia Status: Mid - Phase 3 • One positive Phase 3 study (RELIEF) completed • Second Phase 3 study (RALLY) missed primary endpoint • Confirmatory Phase 3 study (RESILIENT) enrollment complete Next Steps: Topline results expected late December 2023 Fibromyalgia - Type Long COVID Status: Phase 2 • Phase 2 study (PREVAIL) enrollment complete Next Steps: Topline results reported 3Q 2023 Planning End of Phase 2 Meeting with FDA 1Q 2024 Patents Issued *TNX - 102 SL has not been approved for any indication. A unique, sublingual formulation of cyclobenzaprine designed to optimize delivery and absorption Potent binding and antagonist activities at the serotonergic - 5 - HT2A, adrenergic - α1, histaminergic - H1, and muscarinic - M1 cholinergic receptors to facilitate restorative sleep Innovative and proprietary PROTECTIC ® Rapid drug exposure following nighttime administration Differentiators: Relative to Oral Cyclobenzaprine • Lower daytime exposure • Avoids first - pass metabolism • Reduces risk of pharmacological interference from major metabolite Relative to Standard of Care • Potential for better tolerability while maintaining efficacy • Not scheduled with no recognized abuse potential

24 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 102 SL*: Fibromyalgia Cyclobenzaprine Protectic ® Sublingual Tablets CNS PORTFOLIO Fibromyalgia (FM) is a chronic pain disorder resulting from amplified sensory and pain signaling within the CNS • Afflicts an estimated 6 - 12 million adults in the U.S., predominantly women 1 • Symptoms include chronic widespread pain, nonrestorative sleep, fatigue, and cognitive dysfunction • Patients struggle with daily activities, have impaired quality of life, and frequently are disabled • Physicians and patients report common dissatisfaction with currently marketed products Market Entry: Fibromyalgia Additional Indications: Long COVID, PTSD, Agitation in Alzheimer’s, Alcohol Use Disorder Status: One Positive Phase 3 study RELIEF completed 2 Second Phase 3 study RALLY missed primary endpoint Confirmatory Phase 3 study RESILIENT enrollment complete Next Steps: Topline results expected late December 2023 *TNX - 102 SL has not been approved for any indication. 1 American Chronic Pain Association (www.theacpa.org, 2019) 2 Lederman et al., (2023) Arthritis Care & Research "Efficacy and Safety of TNX - 102 SL (Sublingual Cyclobenzaprine) for the Treatment of Fibromyalgia: Results From the RELIEF Trial ", doi : 10.1002/acr.25142. Epub ahead of print. PMID: 37165930. When the check engine light malfunctions, the light is on even though the car is not malfunctioning

25 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL: Phase 3 R ESILIENT Study Design General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study in fibromyalgia • U.S. sites only, completed enrollment of 457 patients Primary Endpoint: • Daily diary pain severity score change from baseline to Week 14 (TNX - 102 SL vs. placebo) • Weekly averages of the daily numerical rating scale scores analyzed via MMRM with MI • Threshold for potential NDA - enabling study is p < 0.05 Placebo once - daily at bedtime 14 weeks TNX - 102 SL once - daily at bedtime 5.6 mg (2 x 2.8 mg tablets) * * Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose ClinicalTrials.gov Identifier: NCT05273749 A Phase 3 Study to Evaluate the Efficacy and Safety of TNX - 102 SL Taken Daily in Patients With Fibromyalgia (RESILIENT) Key Secondary Endpoints: • Patient Global Impression of Change responder analysis • Fibromyalgia Impact Questionnaire - Revised (FIQ - R) Symptom Domain score • FIQ - R Function Domain score • PROMIS Sleep Disturbance instrument • PROMIS Fatigue instrument • Weekly average of the daily diary assessment of sleep quality MMRM, mixed models for repeated measures; MI, multiple imputation

26 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Fibromyalgia - Type Long COVID • Long COVID is a heterogeneous condition that displays elements of nociplastic pain in many individuals, who experience otherwise unexplained symptoms 1 - 3 Symptoms (multi - site pain, fatigue, sleep disorders and cognitive dysfunction) overlap with the key symptoms of fibromyalgia Multisite pain Memory issues Fatigue Sleep disturbances 1 Bierle et al., 2021. J Prim Care Community Health. 12:21501327211030826 2 Moghimi et al., 2021. Curr Neurol Neurosci Rep . 21(9):44 3 Thaweethai T, et al. 2023. JAMA. 2023 329(22):1934 - 1946 4 Trouvin et al., 2019. Best Pract Res Clin Rheumatol . 33(3):101415 Nociceptive pain Nociplastic pain Neuropathic pain Nociplastic pain 4 : ( new term for “Central and Peripheral Sensitization”) Pain that arises from altered nociception despite no clear evidence of tissue damage, or for disease or lesion of the somatosensory system causing the pain Central and Peripheral Sensitization

27 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 102 SL*: Fibromyalgia - Type Long COVID (PASC) Cyclobenzaprine Protectic ® Sublingual Tablets • Occurs in approximately 19% of recovered COVID - 19 patients 1 • As many as 40% of Long COVID patients experience multi - site pain, a hallmark of fibromyalgia 2,3 • Symptoms of Long COVID, like multi - site pain, fatigue and insomnia, are the hallmarks of chronic pain syndromes like fibromyalgia and myalgic encephalomyelitis/chronic fatigue syndrome (ME/CFS) • In August 2022, the HHS released the National Research Action Plan on Long COVID 4 which endorses the connection between Long COVID and ME/CFS Market Entry : Fibromyalgia - Type Long COVID (PASC) Status: Phase 2 study PREVAIL topline reported Next Steps: End of Phase 2 Meeting with FDA expected 1 st Quarter 2024 1 J une 22, 2022 - CDC - https://www.cdc.gov/nchs/pressroom/nchs_press_releases/2022/20220622.htm 2 Harris, H, et al. Tonix data on file. 2022 3 TriNetX Analytics *TNX - 102 SL has not been approved for any indication. CNS PORTFOLIO Additional Indications: Fibromyalgia, PTSD, Agitation in Alzheimer’s, Alcohol Use Disorder 4 Department of Health and Human Services, Office of the Assistant Secretary for Health. 2022. National Research Action Plan on Long COVID.

28 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL: Phase 2 PREVAIL Study Design Proof - of - Concept Study Study c haracteristics: • Randomized, double - blind, placebo - controlle d study of TNX - 102 SL in fibromyalgia - type Long COVID • U.S. sites only, 63 patients enrolled Primary Endpoint: • Daily diary pain severity score change from baseline to Week 14 (TNX - 102 SL vs. placebo) − Weekly averages of the daily numerical rating scale scores Placebo once - daily at bedtime 14 weeks TNX - 102 SL once - daily at bedtime 5.6 mg (2 x 2.8 mg tablets) * * Two week run in at 2.8 mg dose at bedtime, followed by 12 weeks at 5.6 mg dose ClinicalTrials.gov Identifier: NCT05472090 “A Phase 2 Study to Evaluate the Efficacy and Safety of TNX - 102 SL in Patients With Multi - Site Pain Associated With Post - Acute Sequelae of SARS - CoV - 2 Infection (PREVAIL)”

29 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PREVAIL Topline Results 1 TNX - 102 SL showed a robust effect size of 0.5 in improving fatigue and showed consistent activity across secondary measures of sleep quality, cognitive function, disability and Patient Global Impression of Change, but did not meet the primary endpoint of multi - site pain reduction at week 14 ‒ There is currently no drug approved to treat Long COVID TNX - 102 SL was generally well tolerated with an adverse event (AE) profile comparable to prior studies with TNX - 102 SL. ‒ AE - related discontinuations were similar in drug and placebo arms. ‒ No new safety signals were observed Findings fulfill the objectives of this proof - of - concept study, supporting the decision to advance the program based on a proposed primary endpoint using the PROMIS Fatigue scale ‒ Fatigue is the signature symptom of Long COVID and it has been identified as the dominant symptom contributing to disability 2 ‒ In both of our prior Phase 3 studies of TNX - 102 SL 5.6 mg in fibromyalgia, we observed numerical improvement in the PROMIS fatig ue score (in RELIEF p= 0.007 MMRM and in RALLY p= 0.007 MMRM) ‒ Although the validity of PROMIS Fatigue is not yet established in Long COVID, we believe the results of PREVAIL, toge ther with extensive data from studies in other chronic conditions 3 - 5 – including Tonix’s studies in fibromyalgia – make PROMIS Fatigue a solid candidate for the primary endpoint of future Long COVID registrational studies. 1 Tonix Press Release, September 5, 2023 - https://bit.ly/3Z6FQHQ 2 Walker S, et al . BMJ Open 2023;13:e069217. doi:10.1136/ bmjopen - 2022 - 069217 3 Cook, K.F., et al. 2016. Journal of Clinical Epidemiology , 73, 89 - 102 4 Cella, D., et al. 2016. Journal of Clinical Epidemiology , 73, 128 – 134 5 Lai, J.S., et al. 2011. Archives of Physical Medicine and Rehabilitation , 92(10 Supplement), S20 - S27.

30 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PREVAIL Next Steps Tonix plans to meet with FDA to discuss a path to registration ‒ Expected date of End of Phase 2 meeting is 1 st Quarter 2024 F atigue is the principal symptom overlapping with chronic fatigue syndrome/ myalgic encephalomyelitis (CFS/ME) and fibromyalgia syndromes ‒ Expected date of fibromyalgia topline is late December 2023

31 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO PROFILE DEVELOPMENT PROGRAM Patents Issued TNX - 102 SL*: Acute Stress Reaction (ASR)/ Acute Stress Disorder (ASD) Cyclobenzaprine Protectic ® Sublingual Tablets CNS PORTFOLIO ASR/ASD are acute stress conditions resulting from trauma • Can affect both civilian and military populations • According to National Center for PTSD, about 60% of men and 50% of women in the US are exposed least one traumatic experience in their lives 1 • In the US alone, one - third of emergency department visits (40 - 50 million patients per year) are for evaluation after trauma exposures 2 Phase 2 Trial Funded by DoD grant to University of North Carolina (UNC) • UNC Institute for Trauma Recovery awarded a $3M grant from the Department of Defense (DoD) • OASIS trial will build upon infrastructure developed through the UNC - led, $40M AURORA initiative ‒ AURORA study is a major national research initiative to improve the understanding, prevention, and recovery of individuals who have experienced a traumatic event ‒ Supported in part by funding from the National Institutes of Health (NIH) and the health care arm of Google’s parent company Alphabet • Opportunity to investigate the correlation between motor vehicle collisions and the emergence of ASD and PTSD Target Indication: ASR/ASD Status: Expect to start Phase 2 in 1Q 2024 Next Steps: Investigator - initiated IND *TNX - 102 SL has not been approved for any indication. 1 National Center for PTSD. How Common is PTSD in Adults? https://www.ptsd.va.gov/understand/common/common_adults.asp 2 Wisco et al. J Clin Psychiatry . 2014.75(12):1338 - 46

32 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL*: ASR/ASD Cyclobenzaprine Protectic ® Sublingual Tablets Rationale for TNX - 102 SL Evaluation in Post - Traumatic Stress Disorder • Supported by multiple clinical trials: ‒ Phase 2 trial in military - related PTSD ( AtEase or NCT02277704) ‒ Phase 3 trial in military - related PTSD (HONOR or NCT03062540) ‒ Phase 3 trial in primarily civilian PTSD (RECOVERY or NCT03841773) • In each of these studies, early and sustained improvements in sleep were associated with TNX - 102 SL treatment by the PROMIS sleep disturbance (SD) scale and the Clinician Administered PTSD Scale (CAPS - 5) “sleep disturbance” item. ‒ Primary analysis comparing change from baseline in Clinician - Administered PTSD Scale (CAPS - 5) total severity between TNX - 102 SL and placebo at week 12 was not significant. • Across studies at week 4, TNX - 102 SL treatment was associated with an improvement in CAPS - 5 total severity as compared to placeb o • Secondary analyses showed TNX - 102 SL treatment was associated with benefits on Clinical Global Impression – Improvement (CGI - I) scale at week 4 and the Patient Global Impression of Change scale at week 12 • The most common side - effects were administration - site reactions, reported as tongue/mouth numbness (~34%), tingling (~7%), and a bnormal taste (~6%) in the active groups. No unexpected safety findings Together these studies provide preliminary evidence that TNX - 102 SL is well - tolerated and may promote recovery from PTSD via a pharmacodynamic facilitation of sleep - dependent emotional memory processing 1 Sullivan GM, et al. Psychiatry Research. 2021 . 301, Article 113974 2 Rauch SAM, et al. J Clin Psychiatry . 2021. 82(4):20m13752 3 Ivanova A, et al. Statistics. 2022 . 32:3, 441 - 449 Significant unmet need • No medications are currently available at or near the point of care to treat patients suffering from acute traumatic events a nd support long - term health • Trauma patients include U.S. military exposed to life - threatening events or civilians who experienced traumatic events such as m otor vehicle collisions

33 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 102 SL: Phase 2 OASIS Study Design General s tudy c haracteristics: • Randomized, double - blind, placebo - controlle d study in Acute Stress Reaction (ASR) / Acute Stress Disorder (ASD) • The proposed O ptimizing A cute S tress reaction I nterventions with TNX - 102 S L (OASIS) trial will examine the safety and efficacy of TNX - 102 SL to reduce adverse posttraumatic neuropsychiatric sequelae among patients presenting to the emergency department after a motor ve hicle collision • The trial will enroll approximately 180 individuals who acutely experienced trauma at study sites across the US • Participants will be randomized in the emergency department to receive a two - week course of either TNX - 102 SL or placebo • Investigator - initiated IND Objective: • Investigate the potential of Tonix’s TNX - 102 SL (cyclobenzaprine HCl sublingual tablets) to reduce the frequency and severity of the adverse effects of traumatic exposure, including acute stress reaction (ASR), acute stress disorder (ASD), and posttraumatic stress d iso rder (PTSD). • ASR refers to the body’s immediate response to trauma, whereas ASD is the short - term effects of trauma (within 1 month), and PTS D is the long - term effects of trauma (beyond 1 month) * First dose of TNX - 102 SL 5.6 mg versus placebo taken in the emergency department, and then daily at bedtime to finish 2 weeks of treatment A Phase 2 Study to Evaluate the Efficacy and Safety of TNX - 102 SL Taken Daily in Patients With ASR/ ASD (OASIS) Placebo once - daily at bedtime 2 weeks TNX - 102 SL once - daily at bedtime 5.6 mg (2 x 2.8 mg tablets) *

© 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY: KEY CANDIDATES

© 2023 Tonix Pharmaceuticals Holding Corp. TNX - 1500* Next Generation ߙ - CD40 Ligand (CD40L) Antibody The CD40 - CD40L pathway is a pivotal immune system modulator and a well - established and promising treatment target First Generation: Development halted due to thromboembolic (TE) complications — blood clots — traced to Fc gamma receptor (Fc ઻ R) Prevention of Allograft Rejection Status: Phase 1 currently enrolling • Collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non - human primates Next Steps: Initiate Phase 2 study in Kidney Transplant Recipients SELECTIVELY MODIFIED anti - CD40L AB Ruplizumab full Fab Contains the full ruplizumab Fab and the engineered Fc region that modulates Fc γ R - binding, while preserving FcRn function. Mutated Fc γ R - binding region FcRn - binding region Fc γ R - modulated Fc region Second Generation: Eliminated the Fc ઻ R TE complication but potency and half life was reduced, limiting utility Third Generation (TNX - 1500): Re - engineered to better modulate the binding of Fc ઻ R. *TNX - 1500 has not been approved for any indication. Patents filed. Differentiators: Expected to deliver efficacy without compromising safety Autoimmune Diseases Status: Planning for future indications including: Sjögren’s Syndrome, Systemic Lupus Erythematosus and Multiple Sclerosis • These indications require large studies, but represent large target markets

36 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Third - Generation α - CD40L Engineered to Decrease Risk of Thrombosis First - generation anti - CD40L mAbs Constant fragment (Fc) domain interacted with FcγRIIA (CD32A), which suggested a mechanism for the increased risk of thrombosis. 1,2 Ruplizumab Second - generation anti - CD40L proteins Second - generation anti - CD40L proteins exhibited dramatically reduced binding to FcγRIIA 3 - 6 but had other issues, including decreased efficacy, shortened half - life, or engendering of anti - drug antibodies (ADAs). 7 - 9 Dapirolizumab Letolizumab Aglycosyl Ruplizumab Third - generation anti - CD40L mAbs * TNX - 1500 is engineered to target CD40L therapeutically while reducing FcγRIIA binding and thereby lowering the potential for thrombosis. 1 - 9 TNX - 1500 *Sanofi’s frexalimab (formerly SAR441344) and Eledon’s tegoprubart (formerly AT - 1501) also are Fc modified 1 Inwald et al., 2003. Circ Res . 92(9):1041 - 1048 2 Robles - Carrillo et al., 2010. J Immunol . 185(3):1577 - 1583 3 Shock et al., 2015. Arthritis Res Ther . 17(1):234 4 Xie et al., 2014. J Immunol . 192(9):4083 - 4092 5 Ferrant et al., 2004. Int Immunol . 16(11):1583 - 1594 6 Karnell et al., 2019. Sci Transl Med. 11(489):eaar6584 7 ClinicalTrials.gov identifier: NCT02273960. Updated July 16, 2019. Accessed June 1, 2021. https://clinicaltrials.gov/ct2/show /re sults/NCT02273960?view=results 8 Waters, 2018. Biocentury . 9 Company data Dazodalibep

37 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO TNX - 1500 anti - CD40L Monoclonal Antibody 1 Lassiter, G . , et al . (2023) . TNX - 1500 , a crystallizable fragment – modified anti - CD 154 antibody, prolongs non - human primate renal allograft survival . American Journal of Transplantation . April 3 , 2023 . https : //doi . org/ 10 . 1016 /j . ajt . 2023 . 03 . 022 2 Miura, S . , et al . (2023) TNX - 1500 , a crystallizable fragment – modified anti - CD 154 antibody, prolongs non - human primate cardiac allograft survival . American Journal of Transplantation . April 6 , 2023 . https : //doi . org/ 10 . 1016 /j . ajt . 2023 . 03 . 025 Proposed indication - prevention of rejection in kidney transplant : • Supported by pre - clinical studies Phase 1 study initiated : • A Phase 1 study of TNX - 1500 was initiated in the third quarter of 2023. Peer reviewed articles: • Two articles have recently published in the American Journal of Transplantation that demonstrate TNX - 1500 prolongs non - human primate renal and heart allograft survival. 1,2

38 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Other anti - CD40L Monoclonal Antibodies in Development Sanofi – Sjögren's Syndrome ( SjS ), Multiple Sclerosis (MS), Systemic Lupus Erythematosus (SLE) • Phase 2 Trial Currently Enrolling in SjS (NCT04572841) and SLE (NCT05039840) • Active Phase 2 Trial in Relapsing MS (NCT04879628) – positive results reported 1,2 • Frexalimab , f.k.a . SAR441344 (Fc - modified) Eledon – Kidney Transplant • Phase 2 Trial Completed in ALS (NCT04322149) • Phase 1/2 Trial Currently Enrolling in Kidney Transplant (NCT05027906) • T egoprubart , f.k.a . AT - 1501 (Fc - modified) 1 Sanofi press release May 31 , 2023 “Press Release : Positive Phase 2 data of novel investigational anti - CD 40 L antibody frexalimab show significantly reduced disease activity in relapsing multiple sclerosis” : www . sanofi . com/en/media - room/press - releases/ 2023 / 2023 - 05 - 31 - 05 - 00 - 00 - 2678991 (accessed August 11 2023 ) 2 Carvalho, T . Nature Medicine (News) (2023) . 29 : 1882 3 Horizon press release September 12 , 2022 “Horizon Therapeutics plc Announces Phase 2 Trial Evaluating Dazodalibep for the Treatment of Sjögren’s Syndrome Meets Primary Endpoint” https : //ir . horizontherapeutics . com/news - releases/news - release - details/horizon - therapeutics - plc - announces - phase - 2 - trial - evaluating (accessed August 11 2023 ) 4 Horizon Press Release January 18 , 2023 “Horizon Therapeutics plc Announces Phase 2 Trial Evaluating Dazodalibep for the Treatment of Sjögren’s Syndrome Meets Primary Endpoint in the Second Study Population ; Only Phase 2 Trial to Meet Primary Endpoint in Both Patient Populations 5 https : //www . ucb . com/our - science/pipeline UCB (Co - developed with Biogen) – Systemic Lupus Erythematosus (SLE) • Phase 3 Trial Currently Enrolling (NCT04294667) − Topline results expected 1H 2024 5 • Dapirolizumab pegol (pegylated Fab) Horizon (being acquired by Amgen) – Sjögren's Syndrome ( SjS ) • Two Positive Phase 2 studies reported 3,4 • Dazodalibep (tn03 fusion protein)

39 © 2023 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY PORTFOLIO Patents Filed TNX - 1700*: Gastric and Colorectal Cancers Recombinant Trefoil Factor 2 (rTFF2 - HSA) Fusion Protein Potential New Cancer Treatment • TNX - 1700 (rTFF2) has effects on cancer by altering the tumor micro - environment • Mechanism of action: suppresses myeloid - derived suppressor cells and activates anti - cancer CD8+ T cells • Potential synergy with anti - PD - 1 or anti - PD - L1 monoclonal antibodies ( mAbs ) Preclinical Evidence for Inhibiting Growth of Cancer Cells • Data showed that mTFF2 - CTP augmented the efficacy of mAb anti - PD - 1 therapy. Anti - PD - 1 in combination with TFF2 - CTP showed greater anti - tumor activity in PD - L1 - overexpressing mice • mTNX - 1700 (mTFF2 - MSA fusion protein) and anti - PD - 1 monotherapy each was able to evoke anti - tumor immunity in the MC38 model of colorectal cancer 1 • mTNX - 1700 augmented the anti - tumor efficacy of anti - PD - 1 therapy in both the MC38 and the CT26.wt models 1 Market Entry: Immuno - oncology, combination therapy with PD1 blockers for gastric and colorectal cancer Status: Preclinical Next Steps: Animal studies ongoing *TNX - 1700 is in the pre - IND stage of development and has not been approved for any indication. Differentiator: No product yet identified consistently augments PD1 effects on cold tumors Licensed from Columbia University • Developing in partnership under sponsored research agreement 1 Daugherty, B. et al. March 6, 2023 Keystone Poster; www.tonixpharma.com/wp - content/uploads/2023/03/mTFF2 - MSA_mTNX - 1700_Suppresses - Tumor - Growth - and - Increases - Survival - in - an - Anti - PD - 1 - Treated - MC38 - Colorectal - Cancer - Model - by - Targeting - MDSCs.pdf

© 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE: KEY CANDIDATES

41 © 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Internal Development & Manufacturing Capabilities R&D Center (RDC) – Frederick, MD • Functions: ‒ Research advancing CNS and immunology drugs ‒ Accelerated development of vaccines and antiviral drugs against COVID - 19, its variants and other infectious diseases • Description: ~48,000 square feet, BSL - 2 with some areas designated BSL - 3 • Status: Operational Advanced Development Center (ADC) – North Dartmouth, MA • Function: Development and clinical scale manufacturing of biologics • Description: ~45,000 square feet, BSL - 2 • Status: Operational

42 © 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Broad Spectrum Antivirals New DoD approach 1,2 raises importance of broad - spectrum medical counter measures • Need to improve medical readiness of the warfighter in biological threat environments • Beyond “one bug, one drug” approach • Issued Dec 2022 FOR OFFICIAL USE ONLY 0 Chemical and Biological Defense Program Approach for Research, Development, and Acquisition of Medical Countermeasure and Test Products 2022 UNCLASSIFIED UNCLASSIFIED CLEARED For Open Publication Department of Defense OFFICE OF PREPUBLICATION AND SECURITY REVIEW Jun 15, 2022 1 Vergun, D. DOD News. January 10, 2023. DoD aims to shield warfighters from novel biological agents. https://www.defense.gov/News/News - Stories/Article/Article/3261095/dod - aims - to - shield - warfighters - from - novel - biological - agents/ 2 US Department of Defense, Chemical and Biological Defense Program, “Approach for Research, Development and Acquisition of Med ica l Countermeasure and Test Products, Dec. 2022. https://media.defense.gov/2023/Jan/10/2003142624/ - 1/ - 1/0/APPROACH - RDA - MCM - TEST - PRODUCTS. PDF

43 © 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO DTRA RFP for Broad Spectrum Antivirals Through Medical CBRN DTRA Through Medical CBRN Defense Consortium: New DoD approach raises importance of broad - spectrum medical counter measures • MCDC issued a request for project proposals in the Fall of November 2021 on behalf of DTRA for, “Novel Biologics as Medical Countermeasures(MCM) against Biological Threats of Concern.” RFP = request for proposals DTRA = Defense Threat Reduction Agency CBRN = Chemical, Biological, Radiological and Nuclear

44 © 2023 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASE PORTFOLIO Broad - Spectrum Antiviral Discovery Programs Host - directed antiviral discovery programs CD45 targeted therapeutics • Small molecule therapeutics that reduce endogenous levels of CD45, a protein tyrosine phosphatase • Reduction in CD45 protects against many viruses including the Ebola virus Cathepsin inhibitors  Small molecule therapeutics that inhibit essential cathepsins which are required by viruses such as coronaviruses and filoviruses to infect cells  Activity as monotherapy and in combination with other antivirals Virus - directed antivirals discovery program Viral glycan - targeted engineered biologics • B ind to viral densely branched high - mannose (DBH) glycans • Neutralize circulating virus and stop the entry of the progeny virus into cells • A ntiviral activity against a broad range of RNA viruses • Activity as monotherapy and in combination with other antivirals

© 2023 Tonix Pharmaceuticals Holding Corp. TNX - 801* Recombinant Pox Vaccine (RPV) Platform Using Live Virus Technology Mpox and Smallpox Vaccine Status: Preclinical • TNX - 801 is a cloned version of horsepox 1 (without any DNA insert) purified from cell culture Milestone: Successful completion of pre - IND meeting Next Steps: Preparation of IND submission Vaccine for Future Emerging Infectious Diseases Example: TNX - 1850 for COVID - 19 Status: Model System *TNX - 801 is in the pre - IND stage of development and has not been approved for any indication. Patents filed. • Live virus vaccines are the most established vaccine technology ‒ Starting with Edward Jenner’s smallpox vaccine, the first vaccine, which eradicated smallpox ‒ Prevents forward transmission ‒ Effective in eliciting durable or long - term immunity • Economical to manufacture at scale ‒ Low dose because replication amplifies dose in vivo ‒ Single shot administration • Standard refrigeration required for shipping and storage 1 Noyce et al., 2018. PLoS One . 13(1):e0188453. Differentiators:

© 2023 Tonix Pharmaceuticals Holding Corp. TEAM, NETWORK, & UPCOMING MILESTONES

47 © 2023 Tonix Pharmaceuticals Holding Corp. TNX - 1300: COCAINE INTOXICATION TNX - 1700: GASTRIC AND COLORECTAL CANCERS Key Development Partners TNX - 1500: ALLOGRAFT REJECTION TNX - 1900: MIGRAINE & OTHER INDICATIONS TNX - 801: SMALLPOX AND MONKEYPOX VACCINE TNX - 1850: COVID - 19 VACCINE TNX - 2900: PRADER - WILLI SYNDROME TNX - 1900: Binge Eating Disorder, Adolescent Obesity

48 © 2023 Tonix Pharmaceuticals Holding Corp. Upcoming: Expected Topline Clinical Data and Trial Initiations 2023 3 rd Quarter Clinical Trial Initiations • Phase 1 study of TNX - 1500 for prevention of allograft rejection - started 4 th Quarter Clinical Trial Initiations • Phase 2 study of TNX - 1300 for the treatment of cocaine intoxication - expected 4 th Quarter • Phase 2 UPLIFT study of TNX - 601 ER for major depressive disorder – expected early November ‒ Affects approximately 47 M adults in the U.S (18.4% of population) 1 • Phase 2 PREVENTION study of TNX - 1900 for chronic migraine – expected early December ‒ Affects approximately 3 - 7 M adults in the U.S 2 • Phase 3 RESILIENT study of TNX - 102 SL for fibromyalgia – expected late December ‒ Affects approximately 6 - 12 M adults in the U.S 3 1 CDC - https://www.cdc.gov/mmwr/volumes/72/wr/mm7224a1.htm?s_cid=mm7224a1_w 2 Natoli et al., Global prevalence of chronic migraine: a systematic review, Cephalagia , 2010, 30:599 - 609 3 American Chronic Pain Association (www.theacpa.org, 2019)

© 2023 Tonix Pharmaceuticals Holding Corp. THANK YOU

50 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Zembrace ® IMPORTANT SAFETY INFORMATION (1 of 2) Zembrace SymTouch ( Zembrace ) can cause serious side effects, including heart attack and other heart problems, which may lead to death. Stop use and get emergency help if you have any signs of a heart attack:  D iscomfort in the center of your chest that lasts for more than a few minutes or goes away and comes back; severe tightness, pain, pressure, or heaviness in your chest, throat, neck, or jaw; pain or discomfort in your arms, back, neck, jaw or stomach ; shortness of breath with or without chest discomfort ; breaking out in a cold sweat ; nausea or vomiting ; feeling lightheaded Zembrace is not for people with risk factors for heart disease (high blood pressure or cholesterol, smoking, overweight, diabetes, family history of heart disease) unless a heart exam shows no problem. Do not use Zembrace if you have:  H istory of heart problems ; narrowing of blood vessels to your legs, arms, stomach, or kidney (peripheral vascular disease) ; uncontrolled high blood pressure ; hemiplegic or basilar migraines. If you are not sure if you have these, ask your provider.  H ad a stroke, transient ischemic attacks (TIAs), or problems with blood circulation ; severe liver problems ; taken any of the following medicines in the last 24 hours: almotriptan , eletriptan , frovatriptan , naratriptan, rizatriptan, ergotamines , dihydroergotamine ; are taking certain antidepressants, known as monoamine oxidase (MAO) - A inhibitors or it has been 2 weeks or less since you stopped taking a MAO - A inhibitor. Ask your provider for a list of these medicines if you are not sure.  A n allergy to sumatriptan or any of the components of Zembrace Tell your provider about all of your medical conditions and medicines you take, including vitamins and supplements. Zembrace can cause dizziness, weakness, or drowsiness. If so, do not drive a car, use machinery, or do anything where you need to be alert.

51 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Zembrace ® IMPORTANT SAFETY INFORMATION (2 of 2) Zembrace may cause serious side effects including: • Changes in color or sensation in your fingers and toes; sudden or severe stomach pain, stomach pain after meals, weight loss, na usea or vomiting, constipation or diarrhea, bloody diarrhea, fever; cramping and pain in your legs or hips; feeling of heaviness or t igh tness in your leg muscles; burning or aching pain in your feet or toes while resting; numbness, tingling, or weakness in your legs; cold fe eli ng or color changes in one or both legs or feet; increased blood pressure including a sudden severe increase even if you have no history of high blood pressure; medication overuse headaches from using migraine medicine for 10 or more days each month. If your headaches g et worse, call your provider. • Serotonin syndrome, a rare but serious problem that can happen in people using Zembrace , especially when used with anti - depressant medicines called SSRIs or SNRIs. Call your provider right away if you have: mental changes such as seeing things that are not th ere (hallucinations), agitation, or coma; fast heartbeat; changes in blood pressure; high body temperature; tight muscles; or tro ubl e walking. • Hives (itchy bumps); swelling of your tongue, mouth, or throat • Seizures even in people who have never had seizures before The most common side effects of Zembrace include: pain and redness at injection site; tingling or numbness in your fingers or toes; dizziness; warm, hot, burning feeling to your face (flushing); discomfort or stiffness in your neck; feeling weak, drowsy, or ti red. Tell your provider if you have any side effect that bothers you or does not go away. These are not all the possible side effe cts of Zembrace . For more information, ask your provider. This is the most important information to know about Zembrace but is not comprehensive. For more information, talk to your provider and read the Patient Information and Instructions for Use . You can also visit www.upsher - smith.com or call 1 - 888 - 650 - 3789. For full Prescribing Information, visit: https://dailymed.nlm.nih.gov/dailymed/drugInfo.cfm?setid=6e5b104f - 2b9e - 416e - 92fb - ef1bdaea867d You are encouraged to report adverse effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch or call 1 - 800 - FDA - 1088. Zembrace is a prescription medicine used to treat acute migraine headaches with or without aura in adults who have been diagnosed with migraine. Zembrace is not used to prevent migraines. It is not known if it is safe and effective in children under 18 years of age.

52 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Tosymra® IMPORTANT SAFETY INFORMATION (1 of 2) Tosymra® can cause serious side effects, including heart attack and other heart problems, which may lead to death. Stop Tosymra and get emergency medical help if you have any signs of heart attack: • D iscomfort in the center of your chest that lasts for more than a few minutes or goes away and comes back ; severe tightness, pain, pressure, or heaviness in your chest, throat, neck, or jaw ; pain or discomfort in your arms, back, neck, jaw, or stomach ; shortness of breath with or without chest discomfort; breaking out in a cold sweat ; nausea or vomiting ; feeling lightheaded Tosymra is not for people with risk factors for heart disease (high blood pressure or cholesterol, smoking, overweight, diabetes, family history of heart disease) unless a heart exam is done and shows no problem. Do not use Tosymra if you have: • H istory of heart problems ; narrowing of blood vessels to your legs, arms, stomach, or kidney (peripheral vascular disease) ; uncontrolled high blood pressure ; severe liver problems ; hemiplegic or basilar migraines. If you are not sure if you have these, ask your healthcare provider. • H ad a stroke, transient ischemic attacks (TIAs), or problems with blood circulation ; taken any of the following medicines in the last 24 hours: almotriptan , eletriptan , frovatriptan , naratriptan, rizatriptan, ergotamines , or dihydroergotamine. Ask your provider if you are not sure if your medicine is listed above • are taking certain antidepressants, known as monoamine oxidase (MAO) - A inhibitors or it has been 2 weeks or less since you stopped taking a MAO - A inhibitor . A sk your provider for a list of these medicines if you are not sure • A n allergy to sumatriptan or any ingredient in Tosymra Tell your provider about all of your medical conditions and medicines you take, including vitamins and supplements. Tosymra can cause dizziness, weakness, or drowsiness. If so, do not drive a car, use machinery, or do anything where you need to be alert.

53 © 2023 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO Tosymra may cause serious side effects including: • Changes in color or sensation in your fingers and toes; sudden or severe stomach pain, stomach pain after meals, weight loss, nausea or vomiting, constipation or diarrhea, bloody diarrhea, fever; cramping and pain in your legs or hips, feeling of heaviness or tightness in your leg muscles, burning or aching pain in your feet or toes while resting, numbness, tingling, or weakness in your legs, cold feeling or color changes in one or both legs or feet; increased blood pressure including a sudden severe increase even if you have no history of high blood pressure; medication overuse headaches from using migraine medicine for 10 or more days each month. If your headaches get worse, call your provider . • Serotonin syndrome, a rare but serious problem that can happen in people using Tosymra, especially when used with anti - depressant medicines called SSRIs or SNRIs. Call your provider right away if you have : mental changes such as seeing things that are not there (hallucinations), agitation, or coma; fast heartbeat; changes in blood pressure; high body temperature; tight muscles; or trouble walking. • Seizures even in people who have never had seizures before The most common side effects of Tosymra include : tingling, dizziness, feeling warm or hot, burning feeling, feeling of heaviness, feeling of pressure, flushing, feeling of tightness, numbness, application site (nasal) reactions, abnormal taste, and throat irritation. Tell your provider if you have any side effect that bothers you or does not go away. These are not all the possible side effects of Tosymra. For more information, ask your provider. This is the most important information to know about Tosymra but is not comprehensive. For more information, talk to your provider and read the Patient Information and Instructions for Use . You can also visit www.upsher - smith.com or call 1 - 888 - 650 - 3789. For full Prescribing Information, visit: https://dailymed.nlm.nih.gov/dailymed/drugInfo.cfm?setid=015a5cf9 - f246 - 48bc - b91e - cd730a53d8aa You are encouraged to report negative side effects of prescription drugs to the FDA. Visit www.fda.gov/medwatch , or call 1 - 800 - FDA - 1088. Tosymra is a prescription medicine used to treat acute migraine headaches with or without aura in adults. Tosymra is not used to treat other types of headaches such as hemiplegic or basilar migraines or cluster headaches. Tosymra is not used to prevent migraines. It is not known if Tosymra is safe and effective in children under 18 years of age. Tosymra ® IMPORTANT SAFETY INFORMATION (2 of 2)